EXHIBIT INDEX
                          -------------


                                                        Sequential
                                                        Numbering
Exhibit No.          Description of Exhibit              Page No.
-----------          ----------------------             ----------


 4.01           Certificate of Incorporation of            --
                registrant, as amended and restated
                (incorporated by reference to
                Exhibit 3A to registrant's Annual
                Report on Form 10-K for year ended
                June 30, 1987, filed under
                Securities Exchange Act of 1934, as
                amended).

 4.02           By-laws of registrant, as amended on       --
                December 5, 1996 (incorporated by
                reference to Exhibit 3 to
                registrant's Quarterly Report on
                Form 10-Q for three month period
                ended December 31, 1996, filed under
                Securities Exchange Act of 1934, as
                amended).


 4.03           Restated Rights Agreement dated as         --
                of May 11, 1989 between registrant
                and Morgan Guaranty Trust Company of
                New York, as Rights Agent as amended
                effective April 23, 1996
                (incorporated by reference to
                Exhibit 1 to registrant's Current
                Report on Form 8-K dated April 23,
                1996, filed under Securities
                Exchange Act of 1934, as amended).

                                                         Sequential
                                                         Numbering
Exhibit No.          Description of Exhibit              Page No.
-----------          ----------------------              ----------


 5.01           Opinion of John R. Welty, Esq., as          9
                to legality of securities being
                registered.

 23.01          Consent of Coopers & Lybrand L.L.P.        10
                to incorporation by reference of
                their report dated July 28, 1997
                with respect to the consolidated
                financial statements and related
                schedule of registrant and
                subsidiaries at June 30, 1997 and
                June 30, 1996 and for each of the
                three years in the period ended
                June 30, 1997.

 23.02          Consent of John R. Welty, Esq.              9
                (contained in opinion filed as
                Exhibit 5.01 to this registration
                statement).

 24.01          Powers of Attorney executed by             11
                certain directors of registrant,
                authorizing execution of
                Registration Statement on each such
                director's respective behalf by
                persons designated therein.
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